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EXHIBIT 4.1 Specimen form of Common Stock Certificate.

       TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE WHEN AVAILABLE

                                     STERIS

     NUMBER                         ("logo")                            SHARES



                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO
                               STERIS CORPORATION
        This certificate is transferable in Chicago, IL or New York, NY
                               CUSIP 859152 10 0

THIS CERTIFIES THAT


is the owner of

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF
                               STERIS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent of the Corporation and registered by the Registrar.

         WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated

                               SECRETARY PRESIDENT

Countersigned and Registered:

          HARRIS TRUST AND SAVINGS BANK
                          Transfer Agent and Registrar,

BY

                              Authorized Signature


AMERICAN BANK NOTE COMPANY.


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STERIS CORPORATION

         As required by Ohio law, the Corporation will mail to the record holder of this certificate, without charge, within five (5) days after receipt of written request therefor addressed to the Secretary of the Corporation at its principal place of business, a copy of the express terms of the shares represented by this certificate and of all other classes and series of shares which the Corporation is authorized to issue.

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -                       Custodian
                                                                 ----------------------          -----------------------
TEN ENT - as tenants by the entireties                                 (Cust)                             (Minor)
JT TEN  - as joint tenants with right                                    under Uniform Gifts to Minors Act
          of survivorship and not as tenants
          in common                                                   -----------------------------------------
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                   OF THE SHARES
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REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT                                                                ATTORNEY
        ----------------------------------------------------------------
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                   19
      -----------------   --

                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


         THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN STERIS CORPORATION AND HARRIS TRUST AND SAVINGS BANK, AS SUCCESSOR RIGHTS AGENT, DATED AS OF OCTOBER 24, 1996 (THE "RIGHTS AGREEMENT"), AS SUCH RIGHTS AGREEMENT MAY BE AMENDED FROM TIME TO TIME THEREAFTER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF STERIS CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. STERIS CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT (AS IN EFFECT ON THE DATE OF MAILING) WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS WHICH ARE OR WERE BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.